UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 19, 2021.  As of March 22, 2021, the record date for the meeting, 599,356,937 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 540,334,124 shares were present or represented at the meeting. As previously disclosed, on January 27, 2021 the Board of Directors approved a two-for-one split of the Common Stock, which was issued on March 4, 2021 to stockholders of record as of February 16, 2021. All votes reflect said two-for-one split.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company, (iii) approved the advisory vote on compensation of named executive officers, (iv) approved the Amended and Restated 2017 Stock Purchase and Option Plan for Key Employees of Amphenol and Subsidiaries, (v) approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock and (vi) voted against a stockholder proposal regarding proxy access.  Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2021, is as follows:

1.	ELECTION OF DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Stanley L. Clark	491,038,592	34,211,159	189,354	14,895,019
John D. Craig	517,845,735	7,405,545	187,825	14,895,019
David P. Falck	484,886,632	40,364,751	187,722	14,895,019
Edward G. Jepsen	501,151,416	24,101,727	185,962	14,895,019
Rita S. Lane	520,673,982	4,594,243	170,880	14,895,019
Robert A. Livingston	517,660,943	7,587,806	190,356	14,895,019
Martin H. Loeffler	506,785,007	18,447,030	207,068	14,895,019
R. Adam Norwitt	520,909,817	4,319,355	209,933	14,895,019
Anne Clarke Wolfe	515,940,408	9,327,261	171,436	14,895,019

2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

FOR	519,356,818	AGAINST	18,743,886

ABSTAIN	2,233,420	NON-VOTES	0

3.	ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	468,929,307	AGAINST	56,293,034

ABSTAIN	216,764	NON-VOTES	14,895,019

4.	APPROVAL OF THE AMENDED AND RESTATED 2017 STOCK PURCHASE AND OPTION PLAN FOR KEY EMPLOYEES OF AMPHENOL AND SUBSIDIARIES

FOR	438,865,935	AGAINST	86,051,323

ABSTAIN	521,847	NON-VOTES	14,895,019

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FOR	484,762,337	AGAINST	55,363,746

ABSTAIN	208,041	NON-VOTES	0

6.	ADVISORY VOTE ON STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

FOR	171,664,317	AGAINST	352,546,288

ABSTAIN	1,228,500	NON-VOTES	14,895,019

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 19, 2021